                            SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      / /        Definitive Proxy Statement
      /X/        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-11(c) or
                 Section240.14a-12

                                DOUBLECLICK INC.
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                (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
           (1)  Title of each class of securities to which transaction applies:

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           (2)  Aggregate number of securities to which transaction applies:

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           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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           (4)  Proposed maximum aggregate value of transaction:

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           (5)  Total fee paid:

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/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:

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           (2)  Form, Schedule or Registration Statement No.:

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           (3)  Filing Party:

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           (4)  Date Filed:

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


                         [DoubleClick Inc. Letterhead]



November 4, 1999



                             AN IMPORTANT REMINDER
                             ---------------------



Dear Stockholder:

Proxy materials for the special meeting of stockholders of DoubleClick Inc. were sent to you recently. According to our records, your proxy has not yet been received for this important meeting, which is scheduled for Tuesday, November 23, 1999.

At the meeting, stockholders are being asked to approve, among other matters, the issuance of shares of DoubleClick common stock pursuant to a merger agreement with Abacus Direct Corporation. YOUR BOARD OF DIRECTORS HAS DETERMINED THAT THE TERMS AND CONDITIONS OF THE MERGER ARE FAIR TO YOU AND IN YOUR BEST INTERESTS, AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ISSUANCE OF THE SHARES OF DOUBLECLICK COMMON STOCK IN CONNECTION WITH THE MERGER, AND FOR THE OTHER PROPOSALS DESCRIBED IN THE PROXY STATEMENT.

REGARDLESS OF THE NUMBER OF SHARES YOU OWN, IT IS IMPORTANT THAT YOU VOTE!
We urge you to vote FOR the issuance of DoubleClick shares, a necessary step in the merger of DoubleClick and Abacus, and FOR the other proposals. Please sign, date and promptly return the enclosed duplicate proxy card in the envelope provided.

Thank you for your cooperation and continued support.

                                Sincerely,

                                /s/ Ilona Nemeth
                                Ilona Nemeth
                                DIRECTOR, INVESTOR RELATIONS



                PLEASE ACCEPT OUR THANKS AND DISREGARD THIS
              REQUEST IF YOU HAVE RECENTLY MAILED YOUR PROXY.